Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated June 25, 2018
to Prospectus dated May 1, 2016 as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the below referenced fund, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche fund will be renamed. Accordingly, any reference to the following Old Fund Name in this prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche Alternative Asset Allocation VIP	DWS Alternative Asset Allocation VIP

Effective July 30, 2018, the following PIMCO Variable Insurance Trust funds will be renamed. Accordingly, any reference to the following Old Fund Name in this prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
PIMCO Unconstrained Bond Portfolio	PIMCO Dynamic Bond Portfolio
PIMCO Global Bond Portfolio (Unhedged)	PIMCO Global Bond Opportunities Portfolio (Unhedged)